EXHIBIT 10.13(c)

                     SECURITY AGREEMENT AND PROMISSORY NOTE

This Agreement made and entered into on 10/9/02 by and between:         K-223002

Debtor:   APOLLO GOLD, INC.         Company:   Caterpillar  Financial Services
          421 WEST RIVERSIDE AVE #820          Corporation
          SPOKANE, WA 99201-0415               2120  West  End  Avenue
                                               Nashville,  Tennessee  37203-0001


1.     Grant  of  Security  Interest.  Debtor  hereby  grants to Company a first
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priority,  continuing security interest in the property described below, and all substitutions, additions and accessions thereto: SEE EXHIBIT "A" (herein called the "Equipment"), and all accounts, chattel paper, deposit accounts, security agreements, instruments, contract rights, policies and certificates of insurance, documents and general intangibles (including all monies and credits now due or to become due to Debtor from, and all claims against, manufacturers, purchasers or other parties) with respect to thereto, and, whether or not installed thereon, all exchanges, parts, returns, and attachments therefor, whether any of the foregoing is now owned or hereafter acquired, and all proceeds and products of any of the foregoing including, but not limited to, proceeds in the form of chattel paper. All of the above shall hereinafter be called the "Collateral" and are defined pursuant to the provisions of the Uniform Commercial Code.

Debtor agrees not to remove any Equipment from Montana Tunnels Mine at Jefferson County Montana without the prior written consent of Company. Debtor shall immediately notify Company of any condition or event that may change the proper location for the filing of any financing statement or other public notices or recordings for the purposes of perfecting security interests in the Collateral, including any change in Debtor's name or business organization or the location of Debtor's place of business.

2.     Obligations.     The  security  interest  hereby granted is to secure the
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prompt  and  unconditional  payment  and  performance  when  due  of  all of the following (herein called the "Indebtedness"): (a) any and all indebtedness owing by Debtor to Company pursuant to a certain promissory note dated 10/9/02 in the amount of $2,000,000.00 and any and all amendments, modifications, restructures, restatements, renewals, and extensions of said indebtedness (the "Promissory Note") and (b) all duties, obligations, and liabilities of Debtor to Company hereunder and under the Promissory Note and all related agreements. Debtor agrees that the security interest herein granted to Company shall extend to all of the Collateral for so long as any portion of the indebtedness secured hereby remains unpaid or undischarged, whether such property comprising a part of the Collateral is acquired by Debtor prior to, contemporaneously with, or subsequent to the date of this Agreement.

3.     (A)  Promise  to Pay.  For Value Received, Debtor (jointly and severally,
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if  more  than  one)  promises  to  pay  to the order of Company, in immediately available funds at the address of the Company set forth above or at such other place as Company or the holder hereof shall designate in writing, the principal amount of $2,000,000.00 with interest on the outstanding principal from and including the date hereof at the per annum rate equal to that set forth below, until paid in full.


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     (B)     Payment  Schedule.  Monthly  payments  of principal and interest in
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arrears,  each  in an mount equal to $89,545.17 shall be made commencing 10/9/02 and continuing on the like day of each month thereafter through and including 11/9/02 for a total of 24 payments. All payments received shall be applied first to accrued interest and other nonprincipal amounts then owing under this Agreement and then to the principal balance outstanding. The acceptance of any payment which is less than payment in full of all amounts due and owing at such time shall not constitute waiver of Company's or the holder's right to receive payment in full of all amounts due and owing at such time or any prior or subsequent time.

     (C)     Interest.  Interest  shall  be computed at the per annum rate equal
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to  7.00%.  All  interest  payable hereunder shall be calculated on the basis of the  actual  number of days elapsed in a year of three hundred sixty (360) days.

     (D)     Time.  Time is of the essence hereof.  If any payment or portion of
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a  payment  or  other sum due hereunder is not paid within 10 days from the date such payment is due, there shall be immediately due and payable from Debtor to Company a late fee equal to the lesser of 5.00% of the amount of the overdue payment or portion of a payment or other sum or the highest amount allowed by law.

     (E)     Prepayment.  Debtor  may  prepay  the  Indebtedness  evidenced  by
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Section 3 in full on any payment due date by giving Company at least thirty (30)
days advance written notice and paying the then unpaid principal balance of this Agreement, all accrued interest and all other amounts payable hereunder and a prepayment charge of $275.00. If Debtor fails to make a prepayment as notified to Company, Debtor shall pay a charge of $0.00 for failure to do so. Debtor agrees that the above prepayment charge shall be due and payable whether prepayment is voluntary or the result of prepayment created by acceleration of this Agreement by Company in the event of default as provided herein.

     (F)     Savings.  If  at  any  time implementation of any provision of this
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Agreement  shall  raise  or  be  deemed  to  raise  the  interest rate per annum contracted for, charged in or collectible under this Agreement above the lawful maximum interest rate per annum in effect from time to time in the applicable jurisdiction, then such interest rate per annum shall be limited to such lawful maximum interest rate; provided, however, that if the applicable state law is amended or the law of the United States of America pre-empts the applicable state law, so that it becomes lawful for the Company to receive a greater interest rate per annum than is presently allowed, Debtor agrees that, on the effective date of such amendment or pre-emption, as the case may be, the lawful maximum hereunder shall be increased to the maximum interest rate per annum allowed by the higher of the amended state law or the law of the United States of America. If from any circumstance, Company shall ever receive as interest or otherwise an amount which will exceed the applicable lawful maximum rate, such amount which would be excessive shall be deemed a mistake and shall be either refunded or applied to the reduction of any principal owing under this Agreement, as Company may elect.

     (G)     Waivers.  Debtor  hereby waives presentment for payment, demand for
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payment,  protest,  notice of protest, notice of nonpayment, notice of dishonor, notice of acceleration and notice of intent to accelerate hereunder, and all other notices in connection with this Agreement,


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filing  of  suit and diligence in collecting any sums due hereunder or otherwise under  the  Indebtedness  or  in  enforcing  this  Agreement.

4.     Representations  and  Warranties.  Debtor  represents  and  warrants  to
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Company  as  follows:  (a)  the  execution,  delivery  and  performance  of this
Agreement and of the Promissory Note and other agreements and documents evidencing the Indebtedness secured hereby are duly authorized by Debtor, and are not in conflict with any provision of law, the articles of incorporation or the by-laws of Debtor, or any other indenture, agreement or undertaking by which Debtor is bound; (b) this Agreement, the Promissory Note and other agreements or documents evidencing the Indebtedness secured hereby constitute valid obligations of Debtor, legally binding upon it and enforceable in accordance with their terms; (c) all property forming part of the Collateral is now or, at the time it becomes part of the Collateral shall be, owned by Debtor by good and marketable title, and shall at all times be and remain free from all liens, claims, security interests and encumbrances, except for the security interest granted hereby and any other security interest(s) agreed to in writing by Company, and Debtor shall defend the Collateral against all claims and demands of all persons claiming an interest therein; (d) all financial statements and data and any other information or documentation related to the business or financial condition of Debtor which have been or may hereafter be furnished to Company to induce it to advance funds or extend credit to Debtor shall fairly represent the operations and financial condition of Debtor, as of the date stated therein, and shall be accurate and correct in all material respects; (e) Debtor is and shall remain a Corporation registered in the state of WA ("Business Location"); (f) Debtor will not change its form of business organization or Business Location without prior written notice to Company; and
(g) no representation, warranty, or statement by Debtor contained herein, in the Promissory Note or any other agreement or document evidencing the Indebtedness secured hereby, or any certificate or other document furnished or to be furnished by Debtor in connection with the transaction contemplated hereby, contains or at the time of delivery shall contain any untrue statement of material  fact,  or  omits,  or  shall  omit at the time of delivery, to state a
material  fact  required  to   make  such  certificate  or  other  document  not
misleading. The representations and warranties specified above are in addition to and not in lieu of any representations and warranties set forth in the Promissory Note or any other agreement or document evidencing the Indebtedness secured hereby.

5.     Financing  Statement,  etc.  Debtor  shall take any and all steps Company
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may  from  time  to  time  require  to  establish  and maintain Company's valid, perfected security interest in the Collateral, including to execute or obtain the execution of , in form and substance satisfactory to Company, such notices, subordinations, releases or waivers, UCC assignments, UCC financing statements, and other documents that Company may deem necessary to perfect, extend, or clarify Company's rights in the Collateral securing or intended to secure Debtor's obligations to Company hereunder. Debtor hereby irrevocably appoints
Company as Debtor's Attorney-in-Fact for the signing and filing of such documents and authorizes Company to delegate these limited powers. Debtor agrees to pay all costs, including attorney's fees, incurred in connection with such filings and otherwise preserving and protecting Company's interest in the Collateral.

6.     Use  and Disposition of Collateral; First and Prior Lien.  The Collateral
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shall  remain  in  Debtor's  control and possession at all times.  Debtor agrees that it will not in any way misuse, conceal, pledge, mortgage, encumber or sell, lease, assign, transfer or otherwise dispose of the


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Collateral.  Debtor further agrees that it will keep the Collateral free of, and shall defend the Collateral from and against, all liens, claims, security interests and encumbrances, except for the security interest granted hereunder and any other security interest(s) agreed to in writing by Company. Debtor, at its sole expense, shall maintain the Equipment in good repair and operating condition. The Equipment is and shall remain personal property at all times notwithstanding the manner in which it is attached or affixed to realty. All proceeds including, but not limited to, proceeds in the form of chattel paper received by Debtor forming part of the Collateral shall be received under an express trust for the benefit of Company, shall not be commingled with other monies, assets or accounts of Debtor, and shall be immediately paid to Company (unless otherwise permitted in writing by Company).

7.     Inspection  of  Collateral;  Taxes  and Charges.  Company may inspect the
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Collateral, and inspect and copy all records pertaining to same, at any time and wherever located, and Debtor shall fully cooperate with Company to identify and provide evidence of the location, possession, and condition of, and the ownership of, and any other interest in, the Collateral, as requested by Company. Debtor shall also complete and return audit forms submitted by Company from time to time within five (5) days of receipt thereof. Debtor shall be solely responsible for and shall promptly pay when due all taxes and other charges of every nature which may be levied or assessed against the Collateral, its use or operation, or which arise out of are connected with this Agreement or the Promissory Note or any other agreement or document evidencing the Indebtedness secured hereby, by any governmental agency.

8.     Insurance.  Debtor  shall bear the risk of loss, damage or destruction to
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the  Collateral.  Debtor shall, at its expense, insure the Equipment against all risks for its full insurable value. All such insurance shall be with such insurance companies and under such policies and in such form as are satisfactory to Company. Such insurance shall be primary, without right of contribution from any insurance carried by Company and shall provide that it may not be canceled or altered so as to affect the interest of Company without at least thirty (30) days prior written notice to Company. All insurance covering loss or damage to Equipment shall name Company (or its designee) as sole loss payee. At the request of Company, Debtor shall furnish Company with satisfactory evidence of such insurance. Debtor shall promptly notify Company of any loss or damage to the Equipment and of any claim relating thereto. Debtor shall not make adjustments relating to the Equipment with insurers without Company's prior written consent. Debtor hereby irrevocably appoints Company Debtor's attorney-in-fact to endorse all drafts or checks payable to Debtor, and to file claims and to take all other actions necessary to collect any proceeds of such insurance. Any amounts collected from insurance shall, if received by Debtor, be immediately paid to Company and shall be applied by Company to the Indebtedness secured hereby.

9.     Substitute  Performance.  If  Debtor  shall fail to maintain the required
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insurance,  pay  taxes  or  other  charges,  properly  maintain  or  repair  the
Equipment, or perform any other duty or obligation required hereunder, Company may at any time thereafter (but shall not be required to) perform any such duty or obligation to the extent determined by Company and make expenditures for any or all such purposes in order to maintain and preserve the Equipment. The amount so expended, together with interest thereon at the lessor of eighteen percent (18%) per


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annum  or the highest lawful contract rate of interest, shall be immediately due and payable by Debtor to Company and shall be secured by the security interest herein granted.

10.     Default.  Debtor  shall be in default hereunder and under the Promissory
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Note  and all other agreements and documents evidencing the Indebtedness secured hereby upon the occurrence of any of the following events: (a) Debtor fails to pay any sum when due under any of the Indebtedness secured hereby or to timely when required perform any duty or obligation under any of the Indebtedness
secured  hereby  and  such  default   shall  continue  unremedied  for  10  days
thereafter; (b) Debtor fails to observe or perform any of the provisions of this Agreement, the Promissory Note or any other agreement or document relating to all or any part of the Collateral or the Indebtedness; (c) any representation, warranty, financial statement or other information made or furnished by Debtor to Company is untrue in any material respect as of the date made or furnished;
(d) any default shall occur under any other agreement between Debtor and Company or Debtor and any subsidiary or affiliate of Company; (e) the making of any levy, seizure or attachment upon the Collateral; (f) should Debtor or any guarantor default under any other security agreement directly or indirectly securing repayment of the Indebtedness or under any material promissory note, loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person; (g) should any guarantor, surety, or other party liable on whatever basis for the Indebtedness default under the agreement of guaranty, surety, or other agreement evidencing the liability, as the case may be; (h) the Collateral or any part thereof becomes lost, stolen or materially damaged (i) Debtor becomes unable, or admits in writing its inability to pay its debts as they mature, or becomes the subject of proceedings in bankruptcy or insolvency, or makes a general assignment for the benefit of creditors, or enters into an arrangement with a group of creditors, or enters into any action for the purposes of accomplishing any of the preceding; (j) Debtor, or any partner of Debtor, winds up, liquidates, ceases to do business, dissolves, reorganizes, merges, consolidates or sells, assigns, transfers, leases or otherwise disposes of all or substantially all of its assets, or becomes the subject of any proceeding for any of the foregoing purposes, if Debtor or the partner of Debtor is other than an individual; (k) the death or judicial determination of incompetency of a Debtor who is a natural person or of any partner of Debtor which is a partnership; or (l) should Debtor have a material adverse change with respect to its financial condition which results, in Company's opinion, in an impairment of the prospect of repayment of any of the Indebtedness or of Debtor's performance of its obligations hereunder.

11.     Rights  and  Remedies.  Upon the occurrence of any default hereunder and
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at  any  time  thereafter, Company may, at its option, do any one or more of the following: (a) declare any or all of the Indebtedness accrued hereby (including additional interest accrued on past due payments and any prepayment premium) immediately due and payable without notice or demand; (b) recover any additional damages and expenses sustained by Company by reason of breach of any provision of this Agreement by Debtor; (c) enforce the security interest granted hereunder; (d) accelerate the maturity and insist upon immediate payment in full of each and every other loan, extension of credit, debt, liability and/or obligation of every nature and kind that Debtor may then owe to Company, whether direct or indirect or by way of assignment, and whether absolute or contingent, liquidated or unliquidated, voluntary or involuntary, determined or undetermined, secured or unsecured, whether Debtor is obligated alone or with others on a joint, several or solitary basis, as a principal obligor or otherwise, all without further


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notice,  demand or putting in default, unless Company shall otherwise elect; (e)
without notice, liability or legal process enter upon the premises where any of the Collateral may be and take possession thereof; and (f) require Debtor to assemble the Collateral and make it available to Company at a place designated by Company which is reasonably convenient to Company and Debtor. Company shall have all rights given to a secured party by law and all of Company's rights and remedies shall be cumulative and nonexclusive, to the extent permitted by applicable law. Company may, at its option, undertake commercially reasonable efforts to sell or dispose of all or any part of the Collateral, and the proceeds of any such sale and disposition shall be applied as follows: first, to reimburse Company for all reasonable expenses of retaking, holding, preparing for sale or disposition, and selling or disposing of the Collateral, including all taxes and reasonable attorney's fees; and, second, to the extent not previously paid by Debtor, to pay all Indebtedness secured hereby. Company shall have the right, in its sole discretion, to determine the order in which its rights in or remedies against any Collateral or other property now or hereafter securing the Indebtedness are to be exercised, which part of Collateral or such other property is to be proceeded against, and the order of application of proceeds of Collateral or such other property as against any particular portion of the Indebtedness. Any surplus shall be paid to the person entitled thereto. Debtor shall remain liable for and promptly pay any deficiency to Company. Company shall have the right to enter and remain upon the premises of Debtor or any other place or places where any part of the Collateral may be kept, for such time as Company may deem necessary, and (a) remove, maintain, sell, collect, and/or liquidate the Collateral; (b) use the premises of Debtor, together with materials and supplies located thereon, to maintain the condition of the Collateral and to prepare the Collateral for sale or liquidation, and (c) require Debtor to assemble the Collateral and make it available to Company or the agents or designees of Company at Debtor's premises or such other place as Company may reasonably designate.

Debtor hereby acknowledges that sales for cash or on credit to a wholesaler, retailer or user, and with or without the Collateral being present, are all commercially reasonable dispositions of the Collateral. Debtor agrees to pay all reasonable attorney's fees and all costs and expenses incurred by Company in enforcing this Agreement or the Promissory Note or other Indebtedness secured hereby upon the occurrence of any default hereunder or thereunder or in connection with any bankruptcy or other insolvency proceeding commenced by or against Debtor. Company shall have the right, immediately and without further action by it, to set off against to Indebtedness secured hereby all money owed by Company or any affiliate or subsidiary of Company in any capacity (including, without limitation, Caterpillar, Inc.) to Debtor, whether or not due, and Company shall be deemed to have exercised such right of setoff and to have a charge against any such money immediately upon the occurrence of a default hereunder or under the Indebtedness secured hereby even though such charge is made or entered on the books of Company or an affiliate or subsidiary of Company, as the case may be, subsequent thereto. To the extent permitted by law, Debtor hereby releases any claim it may have against Company which may result from or arise out of the possession or repossession of the Collateral by Company, and further waives the benefit of all valuation and appraisal laws with respect to the Collateral. If Company shall seek to take possession of, or repossess, the Collateral or any part thereof by judicial action, Debtor hereby waives any requirement of notice or for Company to provide bond, surety or other security in relation thereto, whether required by statute, court rule or otherwise, to the extent permitted by law. The remedies specified in this
Section  10  are in addition to and not


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in lieu of any remedies specified in the Promissory Note or any other agreements or  documents  evidencing  Indebtedness  secured  hereby.

12.     Waiver and Indemnity. Debtor understands and agrees that its obligations
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hereunder and under the Indebtedness secured hereby shall not be affected by any defect in, damage to or loss of possession or use of any of the Collateral, however caused, by the attachment of any lien or other claim to any of the Collateral, by any interference with Debtor's use of any of the Collateral, or for any other cause, whether similar or dissimilar to the foregoing, any present or future law to the contrary notwithstanding. DEBTOR HEREBY AGREES TO RELEASE, DEFEND, INDEMNIFY AND HOLD HARMLESS COMPANY, ITS DIRECTORS, OFFICERS, EMPLOYEES, AGENTS AND ASSIGNS FROM AND AGAINST ANY CLAIMS OF DEBTOR OR THIRD PARTIES, INCLUDING CLAIMS BASED UPON BREACH OF CONTRACT, BREACH OF WARRANTY, PERSONAL INJURY, PROPERTY DAMAGE, STRICT LIABILITY OR NEGLIGENCE, FOR ANY LOSS, DAMAGE OR INJURY CAUSED BY OR RELATING TO THE DESIGN, MANUFACTURE, SELECTION, DELIVERY, CONDITION, OPERATION, USE, OWNERSHIP, MAINTENANCE OR REPAIR OF ANY COLLATERAL. FURTHER, DEBTOR AGREES TO BE RESPONSIBLE FOR ALL COSTS AND EXPENSES, INCLUDING REASONABLE AITORNEY'S FEES, INCURRED BY COMPANY OR ITS DIRECTORS, OFFICERS, EMPLOYEES, AGENTS AND ASSIGNS IN DEFENDING SUCH CLAIMS OR IN ENFORCING THIS
PROVISION. UNDER NO CONDITION OR CAUSE OF ACTION SHALL COMPANY BE LIABLE FOR ANY LOSS OF ACTUAL OR ANTICIPATED BUSINESS OR PROFITS OR ANY SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES.

13.     Integration; Amendment; Waiver.  This  Agreement  constitutes the entire
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agreement  between  the  parties  concerning  Company's security interest in the
Collateral and the portion of the Indebtedness evidenced hereby and may not be altered or amended except by a writing signed by all parties hereto. Waiver of any default hereunder shall not constitute waiver of any subsequent default. Any waiver or consent by Company of or to any default by Debtor hereunder must be in writing specifically set forth. In addition, any failure or delay on the part of Company to exercise any of the rights and remedies granted to Company shall not have the effect of waiving any of Company's rights and remedies. Any partial exercise of any rights and/or remedies granted to Company shall furthermore not be construed as a waiver of any other rights and remedies, it being Debtor's intent and agreement that Company's rights and remedies shall be cumulative in nature. To the extent permitted by law, Debtor waives all rights to plead any statute of limitations as a defense to any action on this Agreement. DEBTOR WAIVES THE RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT,
PROCEEDING OR COUNTERCLAIM OF ANY KIND, ARISING OUT OF OR RELATED TO THIS AGREEMENT, AND ACKNOWLEDGES THAT THE FOREGOING WAIVER IS A MATERIAL INDUCEMENT TO COMPANY IN ENTERING INTO THIS AGREEMENT AND CREATING IN FAVOR OF DEBTOR THE INDEBTEDNESS SECURED HEREBY AND THAT COMPANY IS RELYING UPON THE FOREGOING WAIVER. DEBTOR WARRANTS THAT IT HAS KNOWINGLY AND VOLUNTARILY WAIVED ITS JURY TRIAL RIGHTS. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A
WRITTEN  CONSENT  TO  A  TRIAL  BY  THE  COURT.

14.     Assignment. Any or all of the rights of Company under this Agreement and
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in the Collateral may be assigned by Company at any time.  No assignment of this
Agreement or of any right or obligation hereunder may be made by Debtor without the prior written consent of Company. This Agreement shall be binding upon the heirs, personal representatives, successors and assigns of Debtor and inure to the benefit of Company, its successors and assigns.

15.     Construction;  Severability.     This  Agreement  shall  be construed no
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more  strictly  against  one  party  than  the  other, regardless of which party drafted the Agreement. Any provision found to be invalid under any applicable law shall be inapplicable and deemed omitted, but the remaining provisions hereof shall be given effect in accordance with the manifest intent hereof. Notwithstanding any termination of this Agreement, all terms and conditions hereof shall continue to apply after such termination until all Indebtedness secured hereby has been finally performed and paid in full. If the Agreement is signed by more than one Debtor, the singular "Debtor" as used herein shall include the plural and the obligations of all those signing as Debtor shall be joint and several.

16.     Headings.  The  headings  appearing  in  each  section  hereof  are  for
        --------
convenience or reference only and are not to be considered or construed as a substantive part of this Agreement.

17.     Counterparts.  This  Agreement  may be separately executed by Debtor and
        -------------
Company in any number of counterparts, each of which, when so executed and delivered, shall be deemed to be an original and all of which, when so executed and delivered, shall be deemed to be an original and all of which, taken together, shall constitute but one and the same instrument.

18.     Applicable Law.  This agreement shall be governed by and construed under
        --------------
the laws of the State of Tennessee, without giving effect to the conflict-of-laws principles thereof, and Debtor hereby consents to the jurisdiction of any state or federal court located within the State of Tennessee.

In Witness Whereof, Debtor and Company have duly executed this Agreement as of the day and year first above written.

     ("Debtor")                            ("Company")
APOLLO GOLD, INC.                   CATERPILLAR FINANCIAL SERVICES CORPORATION


Signature:     /s/ RL Chapman       Signature:     /s/ Bill Schowalter

Name   (PRINT): RL Chapman          Name  (PRINT): Bill Schowalter

Title: Chief Financial Officer      Title: Documentation  Manager

Address:  4601 DTC Boulevard,
          Suite 750
          Denver, CO 80237

EXHIBIT "A" FOR PROMISSORY NOTE AND SECURITY AGREEMENT


Between     APOLLO  GOLD,  INC.

And         Caterpillar  Financial  Services  Corporation

Dated       10/9/02

DESCRIPTION  OF  UNIT(S)          MODEL          SERIAL#

ONE CATERPILLAR 950B WHEEL LOADER S/N 31R00553
ONE CATERPILLAR D8N TRACK TYPE TRACTOR S/N 9TC04370
ONE CATERPILLAR D9N TRACK TYPE TRACTOR S/N 1JD02912
ONE CATERPILLAR D9N TRACK TYPE TRACTOR S/N 1JD02933
ONE CATERPILLAR 16G MOTOR GRADER S/N 93U03254
ONE CATERPILLAR 16G MOTOR GRADER S/N 93U03521
ONE CATERPILLAR 992C WHEEL LOADER S/N 49Z01809
ONE CATERPILLAR 992D WHEEL LOADER S/N 7MJ00166
ONE CATERPILLAR 992C WHEEL LOADER S/N 49Z01936
ONE CATERPILLAR 992C WHEEL LOADER S/N 49Z01935
ONE CATERPILLAR 325BL EXCAVATOR S/N 2JR02869
ONE CATERPILLAR 5230FS FRONT SHOVEL EXCAVATOR S/N 7LL00024
ONE CATERPILLAR 777C OFF HIGHWAY TRUCK S/N 4XOJ0233
ONE CATERPILLAR 777C OFF HIGHWAY TRUCK S/N 4XJ00234
ONE CATERPILLAR 777C OFF HIGHWAY TRUCK S/N 4XJ00236
ONE CATERPILLAR 777B OFF HIGHWAY TRUCK 4YC01710
ONE CATERPILLAR 777B OFF HIGHWAY TRUCK W/N 4YC01711
ONE CATERPILLAR 777B OFF HIGHWAY TRUCK S/N 4YC01642
ONE CATERPILLAR 777B OFF HIGHWAY TRUCK S/N 4YC01649
ONE CATERPILLAR 785 OFF HIGHWAY TRUCK S/N 8GB0366
ONE CATERPILLAR 785 OFF HIGHWAY TRUCK S/N 8GB00368
ONE CATERPILLAR 785B OFF HIGHWAY TRUCK S/N 6HK00348
ONE CATERPILLAR 785B OFF HIGHWAY TRUCK S/N 6HK00516
ONE CATERPILLAR 785B OFF HIGHWAY TRUCK S/N 6HK00334
ONE CATERPILLAR 785B OFF HIGHWAY TRUCK S/N 6HK00335
ONE CATERPILLAR 785B OFF HIGHWAY TRUCK S/N 6HK00347
ONE CATERPILLAR 5230FS FRONT SHOVEL EXCAVATOR S/N 7LL00055
ONE CATERPILLAR 5230FS FRONT SHOVEL EXCAVATOR S/N 7LL00061
ONE CATERPILLAR 785 OFF HIGHWAY TRUCK S/N 8GB00369
ONE CATERPILLAR 785B OFF HIGHWAY TRUCK S/N 6HK00517

APOLLO GOLD, INC.                   CATERPILLAR FINANCIAL SERVICES CORPORATION


Signature:     /s/                  Signature:     /s/
           ----------------------               --------------------

Print:  RL Chapman                  Print:  Bill Schowalter

Title:  Chief Financial Officer     Title:  Documentation Manager

                              AMORTIZATION SCHEDULE
                                  VARIABLE RATE
                                (MULTIPLE ASSETS)


  Prepared Sept-19-2002 15:43 by . . . . . . . . . . . . . . Christy Fugate
  QIP number . . . . . . . . . . . . . . . . . . . . . . . . QIP-EFC-12227
  365 day calculations . . . . . . . . . . . . . . . . . . . 360 / 360

  Customer . . . . . . . . . . . . . . . . . . . . . . . . . Apollo Gold, Inc.
  Model. . . . . . . . . . . . . . . . . . . . . . . . . . . Multiple Assets

            NUMBER
              OF
           PAYMENTS    STARTING                                 INTEREST    INTEREST                   ENDING
DATE         MADE      BALANCE         LOAN        PAYMENT      7.00001%      RATE     PRINCIPAL      BALANCE
Sep-19-02         0          0.00  2,000,000.00          0.00        0.00       7.00          0.00  2,000,000.00
Oct-19-02         1  2,000,000.00          0.00     89,545.17   11,666.68       7.00     77,878.49  1,922,121.51
Nov-19-02         2  1,922,121.51          0.00     89,545.17   11,212.38       7.00     78,332.79  1,843,788.72
Dec-19-02         3  1,843,788.72          0.00     89,545.17   10,755.45       7.00     78,789.72  1,764,999.00
                                   ------------  ------------  ----------             ------------
                                   2,000,000.00    268,635.51   33,634.51               235,001.00

Jan-19-03         4  1,764,999.00          0.00     89,545.17   10,295.84       7.00     79,249.33  1,685,749.67
Feb-19-03         5  1,685,749.67          0.00     89,545.17    9,833.48       7.00     79,711.69  1,606,037.98
Mar-19-03         6  1,606,037.98          0.00     89,545.17    9,368.58       7.00     80,176.59  1,525,861.39
Apr-19-03         7  1,525,861.39          0.00     89,545.17    8,900.86       7.00     80,644.31  1,445,217.08
May 19-03         8  1,445,217.08          0.00     89,545.17    8,430.43       7.00     81,114.74  1,364,102.34
Jun-19-03         9  1,364,102.34          0.00     89,545.17    7,957.25       7.00     81,587.92  1,282,514.42
Jul-19-03        10  1,282,514.42          0.00     89,545.17    7,481.33       7.00     82,063.84  1,200,450.58
Aug-19-03        11  1,200,450.58          0.00     89,545.17    7,002.66       7.00     82,542.51  1,117,908.07
Sep-19-03        12  1,117,908.07          0.00     89,545.17    6,521.13       7.00     83,024.04  1,034,884.03
Oct-19-03        13  1,034,884.03          0.00     89,545.17    6,036.86       7.00     83,508.31    951,375.72
Nov-19-03        14    951,375.72          0.00     89,545.17    5,549.63       7.00     83,995.54    867,380.18
Dec-19-03        15    867,380.18          0.00     89,545.17    5,059.69       7.00     84,485.48    782,894.70
                                   ------------  ------------  ----------             ------------
                                           0.00  1,074,542.04   92,437.74               982,104.30

Jan-19-04        16    782,894.70          0.00     89,545.17    4,566.90       7.00     84,978.27    697,916.43
Feb-19-04        17    697,916.43          0.00     89,545.17    4,071.16       7.00     85,474.01    612,442.42
Mar-19-04        18    612,442.42          0.00     89,545.17    3,572.54       7.00     85,972.63    526,469.79
Apr-19-04        19    526,469.79          0.00     89,545.17    3,071.07       7.00     86,474.10    439,995.69
May-19-04        20    439,995.69          0.00     89,545.17    2,566.63       7.00     86,978.54    353,017.15
Jun-19-04        21    353,017.15          0.00     89,545.17    2,059.20       7.00     87,485.97    265,531.18
Jul-19-04        22    265,531.18          0.00     89,545.17    1,548.95       7.00     87,996.22    177,534.96
Aug-19-04        23    177,534.96          0.00     89,545.17    1,035.66       7.00     88,509.51     89,025.45
Sep-19-04        24     89,025.45          0.00     89,545.17      519.72       7.00     89,025.45          0.00
                                   ------------  ------------  ----------             ------------
                                           0.00    805,906.53   23,011.83               782,894.70

TOTAL                              2,000,000.00  2,149,084.08  149,084.08             2,000,000.00
                                   ------------  ------------  ----------             ------------


Ending balance not equal to early buy out amount.

                               GUARANTY OF PAYMENT

THIS  GUARANTY  ("Guaranty")  is  made  and  entered into as of      10/9/02
                                                               -----------------
by and between each of the undersigned parties (hereinafter, referred to in their individual capacity and collectively as "Guarantor") in favor of Caterpillar Financial Services Corporation, 2120 West End Avenue, Nashville, Tennessee 37203-0001 (hereinafter referred to as "Caterpillar Financial"), guaranteeing the Indebtedness (as hereinafter defined) of APOLLO GOLD, INC. (hereinafter referred to as "Obligor").

WITNESSETH:

FOR VALUE RECEIVED, and/or as an inducement to Caterpillar Financial to now or hereafter enter into, purchase or otherwise acquire the agreements, accounts and/or other obligations evidencing and/or securing Obligor's Indebtedness and in consideration of and for credit and financial accommodations now or hereafter extended to or for the account of the Obligor (which includes Caterpillar Financial's consent to an assignment and/or assumption of the Indebtedness), which is in the best interest of Guarantor and which would not have been extended but for this Guaranty, the Guarantor agrees as follows:

SECTION 1.     GUARANTY OF OBLIGOR'S INDEBTEDNESS.  Guarantor hereby absolutely,
-------------------------------------------------
irrevocably  and  unconditionally  agrees to, and by those presents does hereby:
(a) guarantee the prompt and punctual payment, performance and satisfaction of all present and future indebtedness and obligations of Obligor to Caterpillar Financial which Obligor now owes Caterpillar Financial or which Obligor shall at any time or from time to time hereafter owe Caterpillar Financial when the same shall become due in connection with or arising out of that certain PROMISSORY NOTE & SECURITY AGREEMENT by and between Obligor and Caterpillar Financial dated
     10/9/02     ,  including  any  and  all  existing  and  future  additional
-----------------
schedules, amendments and/or related agreements thereto (the "Contract"), whether direct or contingent, due or to become due, joint or several, primary or secondary, liquidated or unliquidated, secured or unsecured, original or renewed or extended, or by open account or otherwise, and whether representing rentals, principal, interest and/or late charges or other charges of an original balance, an accelerated balance, a balance reduced by part payment or a deficiency after sale of collateral or otherwise and (b) undertake and guarantee to pay on demand and indemnify Caterpillar Financial against all liabilities, losses, costs, attorney's fees, and expenses which may be suffered by Caterpillar Financial by reason of Obligor's default or default of the Guarantor (with all of Obligor's indebtedness and/or obligations as stated above (including all costs, fees and expenses) being hereinafter individually and collectively referred to under this Guaranty as Obligor's "Indebtedness", which Indebtedness shall be conclusively presumed to have been created in reliance upon this Guaranty).

SECTION  2.     JOINT, SEVERAL AND SOLIDARY LIABILITY.  Guarantor further agrees
-----------------------------------------------------
that its obligations and liabilities for the prompt and punctual payment, performance and satisfaction of Obligor's Indebtedness are independent of any agreement or transaction with any third parties and shall be on a "joint and several" and "solidary" basis along with Obligor to the same degree and extent as if Guarantor had been and/or will be a co-borrower, co-principal obligor and/or co-maker of Obligor's Indebtedness. In the event that there is more than one guarantor under this Guaranty, or in the event that there are other guarantors, endorsers, sureties or any other party who may at any time become liable for all or any portion of Obligor's Indebtedness (each, an "Other Obligor"), the provisions hereof shall be read with all grammatical changes thereby rendered necessary and each reference to the Guarantor shall include each and every one of those parties liable for all or any portion of Obligor's Indebtedness and each Guarantor's obligations and liabilities hereunder shall be on a "joint and several" and "solidary" basis along with such Other Obligors.

SECTION  3.     DURATION;  CANCELLATION  OF  GUARANTY.  This  Guaranty  and
-----------------------------------------------------
Guarantor's obligations and liabilities hereunder shall remain in full force and effect until such time as Obligor's Indebtedness shall be fully and finally paid, performed and/or satisfied, until such time as this Guaranty may be cancelled by Caterpillar Financial under a written cancellation instrument in favor of Guarantor or otherwise as stated herein.

SECTION 4.     DEFAULT BY OBLIGOR.  Immediately upon Obligor's default under any
---------------------------------
of its Indebtedness in favor of Caterpillar Financial, Caterpillar Financial may make demand upon Guarantor and Guarantor unconditionally and absolutely agrees to pay the full then unpaid amount of all of Obligor's Indebtedness (whether at stated maturity, by required prepayment, declaration, acceleration or otherwise) and/or perform any covenant or agreement hereunder guaranteed. Such payment or payments shall be made immediately following demand by Caterpillar Financial at Caterpillar Financial's offices indicated above.

SECTION  5.     ADDITIONAL COVENANTS.  Guarantor further agrees that Caterpillar
------------------------------------
Financial may, at its sole option, at any time, and from time to time, without the consent of or notice to Guarantor, or to any other party, and without incurring any responsibility to Guarantor or to any other party, and without affecting, impairing or releasing the obligations of Guarantor under this
Guaranty: (a) discharge or release any party (including, but not limited to, Obligor, secondary obligors of Obligor's indebtedness, or any co-guarantor under this Guaranty) who is or may be liable to Caterpillar Financial for Obligor's Indebtedness; (b) sell at public or private sale, exchange, release, impair, surrender, substitute, realize upon or otherwise deal with, in any manner and in any order and upon such terms and conditions as Caterpillar Financial deems best at its uncontrolled discretion, any leased equipment and/or any collateral listed in the Contract or now or hereafter otherwise directly or indirectly securing repayment of Obligor's Indebtedness (all such leased equipment and/or all such collateral shall hereinafter be referred to as the "Equipment"), including without limitation, the purchase of all or any part of such collateral for Caterpillar Financial's own account; (c) change the manner, place or terms of payment and/or available credit (including without limitation increase or decrease in the amount of such payments available credit or any interest rate adjustments), or change or extend the time of payment of or renew, as often and for such periods as Caterpillar Financial may determine, or alter Obligor's Indebtedness or grant any other indulgence to Obligor and/or any secondary obligors of Obligor's Indebtedness or any co-guarantor under this Guaranty; (d) settle or compromise Obligor's Indebtedness with Obligor and/or any third party or refuse any offer of performance with respect to, or substitutions for, the Indebtedness; (e) take or accept any other security or guaranty for any or all of Obligor's Indebtedness; and/or (f) enter into, deliver, modify, amend or waive compliance with, any instrument, agreement or arrangement evidencing, securing or otherwise affecting, all or any part of Obligor's Indebtedness.

SECTION 6.     NO RELEASE OF GUARANTOR.  Guarantor's obligations and liabilities
--------------------------------------
under this Guaranty shall not be released, impaired, reduced or otherwise affected by, and shall continue in full force and effect, notwithstanding the occurrence of any event, including without limitation any one or more of the following events: (a) death, insolvency, bankruptcy, arrangement, adjustment, composition, liquidation, disability, dissolution or lack of authority (whether corporate, partnership or trust) of Obligor (or any person acting on Obligor's behalf) or any Other Obligor or any other defense based on or arising out of the lack of validity or unenforceability of the Indebtedness or any agreement or instrument relating thereto or any provisions thereof and/or Obligor's absence or cessation of liability thereunder for any reason, including without limitation, Caterpillar Financial's failure to preserve any right or remedy against Obligor; (b) any change in Obligor's financial condition; (c) partial payment or payments of any amount due and/or outstanding under Obligor's Indebtedness; (d) any change in Obligor's management, ownership, identity or business or organizational structure; (e) any payment by Obligor or any other party to Caterpillar Financial that is held to constitute a preferential transfer or a fraudulent conveyance under any applicable law, or for any reason, Caterpillar Financial is required to fund such payment or pay such amount to Obligor or to any other person; (f) any sale, lease or transfer, whether or not commercially reasonable, of all or any part of Obligor's assets and/or any assignment, transfer or delegation of Obligor's Indebtedness to any third party (whereby this Guaranty shall continue to extend to all sums due from or for the account of Obligor and/or the new or substituted legal entity); (g) any failure to perfect any lien or security interest securing the Indebtedness or preserve any right, priority or remedy against any Equipment; (h) any interruption, change or cessation of relations between Guarantor and Obligor; (i) any defect in, damage to, destruction of or loss of or interference with possession or use of any Equipment for any reason by Obligor or any other person; (j) any act or omission by Caterpillar Financial which increase the scope of Guarantor's risk, including without limitation, negligent administration of transactions with Obligor; and/or (k) any other occurrence or circumstance whatsoever, whether similar or dissimilar to the foregoing, which might otherwise constitute a legal or equitable discharge, release or defense of a guarantor or surety or which might otherwise limit recourse against Guarantor.

SECTION  7.     WAIVERS  BY  GUARANTOR.  Guarantor  waives,  for  the benefit of
--------------------------------------
Caterpillar Financial (which waivers shall survive until this Guaranty is released or terminated in writing by Caterpillar Financial): (a) notice of the acceptance of this Guaranty; (b) notice of the existence, creation or incurrence of new and/or additional debt owing from Obligor to Caterpillar Financial; (c) presentment, protest and demand, and notice of protest, demand, nonpayment, nonperformance and dishonor of any and all agreements, notes or other obligations signed, accepted, endorsed or assigned to or by Caterpillar Financial or agreed to between Obligor and Caterpillar Financial; (d) notice of adverse change in Obligor's financial condition or any other fact which might materially increase the risk of Guarantor; (e) any and all rights in and notices or demands relating to any Equipment, including without limitation, all rights, notices, advertisements or demands relating, whether directly or indirectly, to the foreclosure, sale or other disposition of any or all such Equipment or the manner of such sale or other disposition; (f) any claim, right or remedy which Guarantor may now have or hereafter acquire against the Obligor that arises hereunder and/or from the performance by an Other Obligor including, without limitation, any claim, remedy or right of subrogation, reimbursement, exoneration, contribution, indemnification, or participation in any claim, right or remedy of Caterpillar Financial against the Obligor or any security which Caterpillar Financial now has or hereafter acquires with respect to the Obligor, whether or not such claim, right or remedy arises in equity, under contract (express or implied), by statute, under common law or otherwise; (g) notice of any default by Obligor or any other person obligated in any manner for all or any portion of Obligor's Indebtedness and notice of any legal proceedings against such parties; (h) any right of contribution from any Other Obligors; (i) notice and hearing as to any prejudgment remedies; (j) any defense which is premised on an alleged lack of consideration of the obligation undertaken by Guarantor, including without limitation, any defense to the enforcement of this Guaranty based upon the timing of execution of this Guaranty and/or that the Guaranty had been executed after the execution date of any agreements evidencing the Indebtedness; (k) all exemptions and homestead laws; (l) any other demands and notices required by law; (m) all setoffs and counterclaims against Caterpillar Financial and/;or Obligor; (n) any defense based on the claim that Guarantor's liabilities and obligations exceed or are more burdensome than those of Obligor; (o) any defense which the Guarantor may assert or be able to assert on the underlying Indebtedness or which may be asserted by Guarantor, including but not limited to
(i) breach of warranty, (ii) fraud, (iii) statue of frauds, (iv) infancy, (v) statute of limitations, (vi) lender liability, (vii) accord and satisfaction,
(viii)  payment  and/or  (ix)  usury.

SECTION  8.     ENFORCEMENT  OF  GUARANTOR'S  OBLIGATIONS  AND  LIABILITIES.
---------------------------------------------------------------------------
Guarantor agrees that, should Caterpillar Financial deem it necessary to file an appropriate collection action to enforce Guarantor's obligations and liabilities under this Guaranty, Caterpillar Financial may commence such a civil action against Guarantor without the necessity of first (i) attempting to collect Obligor's Indebtedness from Obligor or from any Other Obligor, whether through filing of suit or otherwise, (ii) attempting to exercise any rights Caterpillar Financial may have against any Equipment, whether through re-lease, the filing of any appropriate foreclosure action or otherwise, (iii) including Obligor or any Other Obligor as an additional party defendant in such a collection action against Guarantor, or (iv) pursuing any other remedy in Caterpillar Financial's power or to mitigate damages. If there is more than one guarantor under this Guaranty, such Guarantor additionally agrees that Caterpillar Financial may file an appropriate collection and/or enforcement action against any one or more of them, without impairing the rights of Caterpillar Financial against any other guarantor under this Guaranty.

SECTION 9.     COUNTERACTION.  This writing is intended as a final expression of
----------------------------
this Guaranty agreement and is a complete and exclusive statement of the terms of that agreement, provided however, that the provisions of this Guaranty shall be in addition to and cumulative of, and not in substitution, novation or discharge of, any and all prior or contemporaneous written guaranties or other written agreements by Guarantor (or any one or more of them), in favor of Caterpillar Financial or assigned to Caterpillar Financial by others, all of which shall be construed as complementing each other. Nothing hereto contained shall prevent Caterpillar Financial from enforcing any and all such other guaranties or agreements in accordance with their respective terms.

SECTION  10.  SUCCESSORS  AND  ASSIGNS  BOUND.  Guarantor's  obligations  and
---------------------------------------------
liabilities under this Guaranty shall be binding upon Guarantor's successors, heirs, legatees, devisees, administrators, executors and assigns. Caterpillar Financial may assign this Guaranty and any and all rights and interests included herein in Caterpillar Financial's sole discretion without notice to Guarantor and the rights and remedies granted to Caterpillar Financial under this Guaranty shall also inure to the benefit of Caterpillar Financial's successors and assigns, as well as to any and all subsequent holder or holders of any of Obligor's Indebtedness subject to this Guaranty, without setoff, counterclaim, reduction, recoupment, abatement, deduction or defense based on any claim Guarantor may have against Caterpillar Financial, such successors and assigns or subsequent holders of Obligor's Indebtedness. Guarantor shall not assign this Guaranty without the prior written consent of Caterpillar Financial.

SECTION  11.  TERMINATION.  This  Guaranty  is irrevocable and may be terminated
-------------------------
only as to indebtedness created sixty (60) days after actual receipt by Caterpillar Financial of written notice of termination hereof, provided however, that all Indebtedness incurred, created or arising pursuant to a commitment of Caterpillar Financial made prior to the effective date of such termination (the "Termination Date") and any extensions, renewals or modifications of such Indebtedness (including without limitation loan and/or other commitments) agreed to or instituted by Caterpillar Financial prior to the Termination Date shall not be effected by such termination and shall be deemed to have been incurred prior to termination (irrespective of whether Indebtedness arising thereunder occurs after the Termination Date) and shall be fully covered by this Guaranty. Any termination of this Guaranty shall be ineffective unless upon the Termination Date Guarantor deposits with Caterpillar Financial collateral in the form of cash in an amount not less than the amount of the Indebtedness outstanding on the Termination Date. Such cash shall be held by Caterpillar Financial in a separate account and shall be returned to Guarantor upon the full and indefeasible payment of all of the Indebtedness.

SECTION  12.  GOVERNING  LAW;  WAIVER OF JURY.  This Guaranty shall be construed
---------------------------------------------
liberally in favor of Caterpillar Financial and shall be governed and construed in accordance with the substantive laws of the State of Tennessee without regard to the conflicts of laws principals thereof. ANY ACTION, SUIT OR PROCEEDING
RELATING DIRECTLY OR INDIRECTLY TO THIS GUARANTY OR THE RELATIONSHIP BETWEEN GUARANTOR AND CATERPILLAR FINANCIAL, WILL BE TRIED IN A COURT OF COMPETENT JURISDICTION BY A JUDGE WITHOUT A JURY. AS SUCH, GUARANTOR HEREBY WAIVES ANY RIGHT TO A JURY TRIAL IN ANY SUCH ACTION, SUIT OR PROCEEDING. IN THE EVENT OF LITIGATION, THIS GUARANTY MAY BE FILED AS A WRITTEN CONSENT TO TRIAL BY THE COURT.

SECTION  13.  SEVERABILITY.  If  any  provision  of  this Guaranty is held to be
--------------------------
illegal, invalid or unenforceable under present or future laws effective during the term hereof, such provision shall be fully severable, this Guaranty shall be construed and enforceable as if the illegal, invalid or unenforceable provision had never comprised a part of it, and the remaining provisions of this Guaranty shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom.

IN WITNESS WHEREOF, Guarantor has executed this Guaranty in favor of Caterpillar Financial on the day, month and year first written above.

GUARANTOR HAS READ AND FULLY UNDERSTANDS ALL OF THE PROVISIONS OF THIS GUARANTY.

                                       (Complete Address, Phone, SSN if
                                       Guarantor is an Individual)

Guarantor: APOLLO GOLD CORPORATION     Address:
                                               ---------------------------------
Signature:  /s/  RL Chapman
          ------------------------     -----------------------------------------

Name (PRINT): RL Chapman               Phone:
             ---------------------           -----------------------------------

Title:  Chief Financial Officer        SSN:
      ----------------------------         -------------------------------------


Guarantor:  MONTANA TUNNELS MINING,    Address:
              INC.                             ---------------------------------

Signature:  /s/  RL Chapman
          ------------------------     -----------------------------------------

Name (PRINT):  RL Chapman              Phone:
             ---------------------           -----------------------------------

Title:  Chief Financial Officer        SSN:
      ----------------------------         -------------------------------------